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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 28, 2004

                           TOWER FINANCIAL CORPORATION
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             (Exact name of registrant as specified in its charter)

    Indiana                     000-25287                        35-2051170
---------------                 ---------                   --------------------
(State or other                (Commission                     (IRS Employer
jurisdiction of                File Number)                 Identification No.)
incorporation)

                116 East Berry Street, Fort Wayne, Indiana 46802
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (260) 427-7000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))
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ITEM 2.02 RESULTS OF OPERATION AND FINANCIAL CONDITION

      The following information is being provided under Item 12 ("Results of Operations and Financial Condition") in accordance with SEC Release No. 33-8216.

      On October 28, 2004, Tower Financial Corporation issued a press release announcing its results for the period ended September 30, 2004. A copy of the press release is attached as Exhibit 99.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 29, 2004

                                  TOWER FINANCIAL CORPORATION

                                  By: /s/ Donald F. Schenkel
                                      ------------------------------------------
                                      Donald F. Schenkel, Chairman of the Board,
                                      President, and Chief Executive Officer